Property, Plant and Equipment	12 Months Ended
Mar. 31, 2015
Property Plant And Equipment [Abstract]
Property Plant And Equipment Disclosure [Text Block]
5.	Property, Plant and Equipment

Property, plant and equipment comprise:

	As of March 31,
	2014	2015
	US$	US$
Furniture and fixtures	367,535	224,163
Computer equipment and software	17,873,525	13,623,704
Office equipment	276,115	242,401
Vehicles	251,362	228,976
Leasehold improvements	444,467	399,271
Website development costs	4,110,523	4,276,892
Property, plant and equipment – at cost	23,323,527	18,995,407
Less: Accumulated depreciation and amortization	(20,160,336)	(16,655,463)
	3,163,191	2,339,944
Currency translation adjustment	(1,994)	73,606
Capital work-in-progress	649,026	786,539
	3,810,223	3,200,089
Less: Impairment loss	(239,001)	(3,200,089)

Property, plant and equipment – net	3,571,222	—

In fiscal 2015, the Company has recognized an impairment loss of US$ 3,200,089 on its Property, plant and equipment relating to its India Online business. India Online business includes revenue from advertising and fee based services. The impairment was on account of significant decline in advertisement revenue as there has been a continued reduction in spends by customers which is consistent with industry trends. As a consequence the Company has been experiencing a decline in its display advertisement revenue, and incurring net operating cash losses. The fair value of the India Online business asset group is insignificant.

In fiscal 2014, the Company had recognized an impairment loss of US$199,621 mainly in respect of computer equipment relating to its subsidiary Vubites (see note 8). Additionally, in fiscal 2014, the Company abandoned an application related project included in ‘Capital work-in-progress’ and as a result impaired an amount of US$39,380.

In the fiscal years 2013, 2014 and 2015, the Company incurred depreciation and amortization expense of US$3,249,417, US$2,688,989 and US$1,719,327 respectively.